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                                                                    EXHIBIT 23.3

                                     CONSENT

         I hereby consent to the inclusion of my name and biographical information in the Management Section of Amendment No. 1 to the Registration Statement on Form S-2 (Registration No. 333-35544) of Stockwalk.com Group, Inc. and any and all further amendments filed by the registrant on such Registration Statement.
                                                       /s/ John C. Feltl
                                                       -------------------------
                                                                   John C. Feltl

                                                                   June 23, 2000


































                                 Exhibit 23.3-1